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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated December 22, 2000 relating to the financial statements, which appears in Tipperary Corporation's Annual Report on Form 10-KSB for the year ended September 30, 2000.



/s/ PricewaterhouseCoopers LLP
------------------------------------
PricewaterhouseCoopers LLP

Denver, Colorado
March 12, 2001